                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3
                                                      Distribution Date 10/15/01

Section 5.2 - Supplement                                       Class A          Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00            0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                            2,336,250.00      136,149.60       108,891.52           2,581,291.12
       Deficiency Amounts                                              0.00            0.00                                    0.00
       Additional Interest                                             0.00            0.00                                    0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                   58,768,012.11    3,339,067.85     4,674,751.98          66,781,831.94

(iv)   Collections of Finance Charge Receivables               5,973,382.53      339,394.32       475,157.84           6,787,934.70

(v)    Aggregate Amount of Principal Receivables                                                                  22,744,790,509.83

                                    Investor Interest        450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36
                                    Adjusted Interest        450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

                                                Series
       Floating Investor Percentage             2.25%                88.00%           5.00%            7.00%                100.00%
       Fixed Investor Percentage                2.25%                88.00%           5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.58%
               30 to 59 days                                                                                                  1.52%
               60 to 89 days                                                                                                  1.04%
               90 or more days                                                                                                1.86%
                                                                                                                 -------------------
                                        Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                 2,292,649.46      130,263.25       182,370.77           2,605,283.48

(viii) Investor Charge-Offs                                            0.00            0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00            0.00             0.00

(x)    Net Servicing Fee                                         375,000.00       21,306.67        29,829.70             426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.82%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)          450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

(xiv)  LIBOR                                                                                                               3.48750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         5,598,382.53      318,087.65       445,328.15           6,361,798.33

(xxii) Certificate Rate                                            6.23000%        6.39000%         4.01250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-4
                                                      Distribution Date 10/15/01

Section 5.2 - Supplement                                       Class A          Class B        Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00            0.00              0.00                    0.00

(ii)   Monthly Interest Distributed                                   0.00            0.00         94,830.39               94,830.39
       Deficiency Amounts                                             0.00            0.00                                      0.00
       Additional Interest                                            0.00            0.00                                      0.00
       Accrued and Unpaid Interest                                                                      0.00                    0.00

(iii)  Collections of Principal Receivables                  39,178,674.74    2,798,402.14      4,664,202.57           46,641,279.45

(iv)   Collections of Finance Charge Receivables              3,982,255.02      284,439.20        474,085.56            4,740,779.79

(v)    Aggregate Amount of Principal Receivables                                                                   22,744,790,509.83

                                 Investor Interest          300,000,000.00   21,428,000.00     35,714,857.14          357,142,857.14
                                 Adjusted Interest          300,000,000.00   21,428,000.00     35,714,857.14          357,142,857.14

                                            Series
       Floating Investor Percentage          1.57%                  84.00%           6.00%            10.00%                 100.00%
       Fixed Investor Percentage             1.57%                  84.00%           6.00%            10.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.58%
               30 to 59 days                                                                                                   1.52%
               60 to 89 days                                                                                                   1.04%
               90 or more days                                                                                                 1.86%
                                                                                                                 -------------------
                                   Total Receivables                                                                         100.00%

(vii)  Investor Default Amount                                1,528,432.97      109,170.87        181,959.22            1,819,563.06

(viii) Investor Charge-Offs                                           0.00            0.00              0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00            0.00              0.00

(x)    Net Servicing Fee                                        250,000.00       17,856.67         29,762.38              297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                          9.82%

(xii)  Reallocated Monthly Principal                                                  0.00              0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)         300,000,000.00   21,428,000.00     35,714,857.14          357,142,857.14

(xiv)  LIBOR                                                                                                                3.51250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvi)  Interest Funding Account Balance                         897,187.50       66,154.49                                963,341.99

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xix)  Interest Funding Account Investment Proceeds                                                                         2,375.15

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                        3,734,471.83      266,740.87        444,323.18            4,445,535.89

(xxii) Certificate Rate                                           3.71250%        3.83250%          3.18625%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               --------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2
                                                      Distribution Date 10/15/01

Section 5.2 - Supplement                                     Class A         Class B       Collateral                Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67      144,192.71             3,045,442.71
       Deficiency Amounts                                           0.00            0.00                                     0.00
       Additional Interest                                          0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal Receivables                71,827,570.35    4,081,111.95    5,713,556.73            81,622,239.04

(iv)   Collections of Finance Charge Receivables            7,300,800.87      414,818.23      580,745.52             8,296,364.63

(v)    Aggregate Amount of Principal Receivables                                                                22,744,790,509.83

                                 Investor Interest        550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                                 Adjusted Interest        550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                            Series
       Floating Investor Percentage          2.75%                88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage             2.75%                88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.58%
               30 to 59 days                                                                                                1.52%
               60 to 89 days                                                                                                1.04%
               90 or more days                                                                                              1.86%
                                                                                                               -------------------
                                     Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                              2,802,127.12      159,211.77      222,896.48             3,184,235.36

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Net Servicing Fee                                      458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       9.82%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                             3.48750%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                      6,842,467.54      388,776.56      544,287.19             7,775,531.30

(xxii) Certificate Rate                                         5.98000%        6.16000%        4.23750%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3
                                                      Distribution Date 10/15/01

Section 5.2 - Supplement                                          Class A         Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                              2,434,132.89      141,813.47      108,012.50          2,683,958.86
       Deficiency Amounts                                                0.00            0.00                                  0.00
       Additional Interest                                               0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                     53,803,159.85    3,056,981.39    4,279,936.00         61,140,077.24

(iv)   Collections of Finance Charge Receivables                 5,468,737.90      310,722.09      435,027.39          6,214,487.38

(v)    Aggregate Amount of Principal Receivables                                                                  22,744,790,509.83

                                 Investor Interest             411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86
                                 Adjusted Interest             411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

                                             Series
       Floating Investor Percentage             2.06%                  88.00%           5.00%           7.00%               100.00%
       Fixed Investor Percentage                2.06%                  88.00%           5.00%           7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.58%
               30 to 59 days                                                                                                  1.52%
               60 to 89 days                                                                                                  1.04%
               90 or more days                                                                                                1.86%
                                                                                                                 -------------------
                                       Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                   2,098,961.34      119,258.53      166,968.26          2,385,188.13

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Net Servicing Fee                                           343,319.17       19,506.67       27,310.37            390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         9.82%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            411,983,000.00   23,408,000.00   32,772,440.86        468,163,440.86

(xiv)  LIBOR                                                                                                               3.48750%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           5,125,418.74      291,215.42      407,717.02          5,824,351.18

(xxii) Certificate Rate                                              7.09000%        7.27000%        4.23750%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President